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                                                                    EXHIBIT 10.8


                  SCHEDULE OF SUBSTANTIALLY IDENTICAL DOCUMENTS


The following twenty persons have entered into substantially identical agreements with the Company.

                              Raymond E. Cartledge
                              Charles E. Corpening
                                Donald J. Donahue
                                Duane R. Grossett
                               Parry D. Katsafanas
                                 John R. Kennedy
                                 David J. Klima
                               David A. Lichtfuss
                              Thomas F. McWilliams
                                 Robert J. Moore
                               Michael T. Segraves
                                William A. Spanos
                                William R. Toller